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                                                                   EXHIBIT 10.12


                                PROMISSORY NOTE


$ 10,000                                 STAMFORD, CONNECTICUT
                                         --------  -----------
                                         CITY          STATE
                                         JULY   11, 1996

     FOR VALUE RECEIVED, the undersigned, promises to pay to the order of MSH Entertainment Corporation ("MSHE") of 11205 Third Avenue, Stone Harbar, New Jersey 08247, in the manner hereinafter specified, the principal sum of Ten Thousand Dollars and 00/100 ($10,000) with simple interest from the date hereof at the rate of 9% per annum on the balance from time to time remaining unpaid. The said principal and all accrued interest thereon shall be payable in lawful money of the United States of America at the offices of MSHE set forth above or at such place as may hereafter be designated by written notice from the holder to the maker hereof, on or before July , 2001.

     If default be made in the payment of of the sums or interest mentioned herein, then the entire principal sum and accrued interest shall at the option of the holder hereof become at once due and collectible without further notice, time being of the essence; and said principal sum and accrued interest shall both bear interest from such time until paid at the highest rate allowable under the laws of the State of Utah; provided, however, failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     Each person liable hereon whether maker or endorser, hereby waives presentment, protest, notice, notice of protest and notice of dishonor and agrees to pay all costs, including a reasonable attorneys' fee, whether suit be brought or not, if, after maturity of this note or default hereunder, counsel shall be employed to collect this note and the holder shall be entitled to recover from the maker the costs and fees associated therewith.



                                    /s/ ALFRED MORGAN
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                                    Signature of Maker

                                    Alfred Morgan
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                                    Print Name
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